Sub-Item 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or by-laws

1.	Amended and Restated Agreement and Declaration of Trust of
WT Mutual Fund (the "Trust") previously filed with the SEC with the Registrant's registration statement on Form
N-1A on August 28, 2009 (SEC Accession No. 0001135428-09-000391)
and incorporated herein by reference.

(e) Copies of any new or amended Registrant investment advisory contracts

1. 	Sub-Advisory Agreement among the Registrant, on behalf of
Wilmington Multi-Manager Large-Cap Fund, RSMC and Montag &
Caldwell, Inc. dated February 26, 2009 is filed herewith.

2. 	Sub-Advisory Agreement among the Registrant, on behalf of
Wilmington Multi-Manager Large-Cap Fund, RSMC and Montag & Caldwell, Inc. dated May 12, 2009 previously filed with the SEC with the Registrant's registration statement on Form N-1A on August 28, 2009 (SEC Accession No. 0001135428-09-000391) and
incorporated herein by reference.

3.	 Sub-Advisory Agreement among the Registrant, on behalf of
Wilmington Multi-Manager Real Asset Fund, RSMC and Pacific
Investment Management Company LLC dated January 28, 2009 previously filed with the SEC with the Registrant's registration statement on Form N-1A on August 28, 2009 (SEC Accession No.
0001135428-09-000391) and incorporated herein by reference.

4. 	Sub-Advisory Agreement among the Registrant, on behalf of
the Wilmington Multi-Manager Real Asset Fund, RSMC and Sinopia Asset Management dated April 30, 2009 previously filed with the SEC with the Registrant's registration statement on Form N-1A on August 28, 2009 (SEC Accession No. 0001135428-09-000391) and
incorporated herein by reference.

5.	Amended Schedule C dated July 2, 2007, as amended June 16,
2009 to the Sub-Advisory Agreement among the Registrant, with respect to the Wilmington Multi-Manager International Fund, RSMC and Parametric Portfolio Associates previously filed with the SEC with the Registrant's registration statement on Form N-1A on August 28, 2009 (SEC Accession No. 0001135428-09-000391) and
incorporated herein by reference.